EXHIBIT 99.6

THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY’S PROSPECTUS DATED [●], 2024 AND ARE INCORPORATED HEREIN BY REFERENCE.  COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM MACKENZIE PARTNERS, INC., THE INFORMATION AGENT, BY CALLING (800) 322-2885 (TOLL FREE).

GYRODYNE, LLC

COMMON SHARES OF LIMITED LIABILITY COMPANY INTERESTS

ISSUABLE UPON EXERCISE OF SUBSCRIPTION RIGHTS

NOMINEE HOLDER CERTIFICATION

The undersigned, a bank, broker, trustee, depository or other nominee holder of subscription rights (the “Subscription Rights”) to purchase common shares of limited liability company interests (“Common Shares”), of Gyrodyne, LLC, a New York limited liability company (the “Company”), pursuant to the rights offering described in the Company’s prospectus dated [●], 2024 (as amended from time to time, the “Prospectus”), hereby certifies to the Company and Computershare Trust Company, N.A., as subscription agent for the rights offering, that (1) the undersigned has exercised on behalf of the beneficial owners thereof (which may include the undersigned),  Subscription Rights in the number of Common Shares specified below pursuant to the exercise of the Basic Subscription Privilege (as defined in the Prospectus), and on behalf of beneficial owners of Subscription Rights who have subscribed for the purchase of additional Common Shares pursuant to the Over-Subscription Privilege (as defined in the Prospectus), listing separately below a number of Common Shares corresponding to such beneficial owners’ exercised Basic Subscription Privilege and a number of Commons Shares corresponding to such beneficial owners’ exercised Over-Subscription Privilege (without identifying any such beneficial owner), and (2) to the extent any beneficial owner has exercised their Over-Subscription Privilege, each such beneficial owner’s Basic Subscription Privilege has been exercised in full:

	NUMBER OF ELIGIBLE SHARES OWNED ON RECORD DATE	NUMBER OF COMMON SHARES SUBSCRIBED PURSUANT TO BASIC SUBSCRIPTION PRIVILEGE	NUMBER OF COMMON SHARES SUBSCRIBED PURSUANT TO OVER-SUBSCRIPTION PRIVILEGE
1.
2.
3.
4.
5.

Name of Bank, Broker, Trustee, Depository or Other Nominee:

By:
Authorized Signature
Name:
(Please print or type)
Title
(Please print or type)

Provide the following information if applicable:

Depository Trust Company (“DTC”) Participant Number

Participant:

By:
Authorized Signature
Name:
(Please print or type)
Title
(Please print or type)

DTC Subscription Confirmation Number(s)

2